UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.    )

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PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

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EXPLANATORY NOTE

The following Notice of Change of Date, Time and Location (the “Notice”) supplements and relates to the proxy statement of Pacific Biosciences of California, Inc. (NASDAQ: PACB) (the “Company”), dated April 28, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting"), to now be held as a virtual only meeting on Tuesday, August 4, 2020 at 9:00 a.m. Pacific Time. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about June 8, 2020.

On June 8, 2020, the Board announced that it is rescheduling the date of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) previously scheduled for Thursday, June 18, 2020, to Tuesday, August 4, 2020, at 9:00 a.m., Pacific Time, and changing the format to a virtual meeting in light of the continuing public health impact of the COVID-19 pandemic, and hereby provides notice of such changed Annual Meeting, with the virtual meeting being accessible through the following website:  www.meetingcenter.io/296173096. In connection with the change of the Annual Meeting date, the record date for determining stockholders entitled to attend and vote at the Annual Meeting has been changed to 5:00 p.m. Pacific Time on Monday, June 15, 2020.

Furthermore, the Company will be revisiting its proposal to stockholders to approve the Company 2020 Equity Incentive Plan and would like to provide additional time for stockholders to review, consider and cast their vote on the revised proposal. The Company will be distributing a proxy statement, proxy and notice of internet availability for the Annual Meeting describing the proposals to be voted upon. Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the Annual Meeting pursuant to Rule 14a-8 must be received by the Company’s Corporate Secretary at IR@pacificbiosciences.com no later than 5:00 p.m. Pacific time on June 18, 2020 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

A copy of the press release announcing the changes is provided below.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC. ANNOUNCES RESCHEDULING OF 2020 ANNUAL MEETING OF STOCKHOLDERS AND MOVE TO VIRTUAL MEEETING

MENLO PARK, Calif., June 8, 2020. – The Board of Directors of Pacific Biosciences of California, Inc. (NASDAQ: PACB) (the “Company”) has announced that it is rescheduling the date of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) previously scheduled for Thursday, June 18, 2020, to Tuesday, August 4, 2020, at 9:00 a.m., Pacific Time, and  changing  the format to a virtual meeting in light of the continuing public health impact of the COVID-19 pandemic. In connection with the change of the Annual Meeting date, the record date for determining stockholders entitled to attend and vote at the Annual Meeting has been changed to 5:00 p.m. Pacific Time on Monday, June 15, 2020.

Furthermore, the Company will be revising its proposal to stockholders to approve the Company 2020 Equity Incentive Plan and would like to provide additional time for stockholders to review, consider and cast their vote on the revised proposal. There are no changes to the other proposals previously described in the Company’s proxy statement for the Annual Meeting. The Company will be distributing a proxy statement, proxy card and notice of internet availability for the Annual Meeting describing the proposals to be voted upon. Stockholders who have previously sent in proxies, or voted by telephone or by Internet, will be asked to submit new proxies or vote by telephone or Internet in advance of the meeting on August 4, 2020 by one of the methods described in the proxy statement to be distributed.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the Annual Meeting pursuant to Rule 14a-8 must be received by the Company’s Corporate Secretary at IR@pacificbiosciences.com no later than 5:00 p.m. Pacific time on June 18, 2020 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

To be admitted to the virtual Annual Meeting, stockholders will need to register at www.meetingcenter.io/296173096 and enter certain information, including their name and the 15-digit control number found on the proxy card, voting instruction form, or notice of internet availability to be distributed stockholders, by following the instructions available on the meeting website.

About Pacific Biosciences

Pacific Biosciences of California, Inc. (NASDAQ: PACB) offers sequencing systems to help scientists resolve genetically complex problems. Based on its novel Single Molecule, Real-Time (SMRT®) sequencing technology, Pacific Biosciences’ products enable: de novo genome assembly to finish genomes in order to more fully identify, annotate and decipher genomic structures; full-length transcript analysis to improve annotations in reference genomes, characterize alternatively spliced isoforms in important gene families, and find novel genes; targeted sequencing to more comprehensively characterize genetic variations; and real-time kinetic information for epigenome characterization. Pacific Biosciences’ technology provides high accuracy, ultra-long reads, uniform coverage, and the ability to simultaneously detect epigenetic changes. PacBio® sequencing systems, including consumables and software, provide a simple, fast, end-to-end workflow for SMRT® Sequencing.

Contacts

Trevin Rard

650.521.8450

ir@pacificbiosciences.com